19. Restrictions on Cash and Due From Banks	12 Months Ended
Dec. 31, 2013
Restricted Cash and Cash Equivalents Items [Line Items]
Note 19. Restrictions on Cash and Due From Banks

Due to a change in FRBB policies that took effect in 2012, the Company was not required to maintain reserve balances in cash at the FRBB due to its vault cash balances at December 31, 2013 and 2012.

In the ordinary course of business the Company may, from time to time, maintain amounts due from correspondent banks that exceed federally insured limits. However, no losses have occurred in these accounts and the Company believes it is not exposed to any significant risk with respect to such accounts. The Company was required to maintain contracted balances with other correspondent banks of $462,500 at December 31, 2013 and 2012. Of the $462,500 balance, $262,500 was a separate agreed upon “impressed” balance to avoid monthly charges on the Company’s current federal funds liquidity line.